10.18

PRIVATE PLACEMENT
SUBSCRIPTION AGREEMENT

Between:

OMNICITY CORP

And:

     ____________________

[SUBSCRIBER]

OMNICITY CORP
720 N. Rangeline Road, Carmel, Indiana 46032
__________

SIGNATURE PAGE/SUBSCRIBER STATEMENT

TO THE PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
OF OMNICITY CORP

                  SUBSCRIBER’S STATEMENT – the within subscriber (the “Subscriber”) is a sophisticated investor, the Subscriber has sought such independent counsel as the Subscriber considers necessary and the Subscriber has read the within “Private Placement Subscription Agreement” (the “Agreement”) carefully and accepts, agrees and acknowledges the representations and terms thereof in full and without exception and agrees that such Agreement constitutes the entire agreement between OMNICITY CORP (the “Company”) and the Subscriber and that there are no collateral representations or agreements between the same.

Value of Shares subscribed for and Total Subscription Price payable: ___Units of Rushville Internet Services, LLC (“Rushville Internet”), valued at $6,000 each = $_____________.

Pursuant to the Letter Agreement dated May __, 2009 between Subscriber and Omnicity, Incorporated, the number of Shares subscribed for is calculated by dividing the Total Subscription Price payable by 90% of the trading price of the Company on the date the last member of Rushville Internet delivers his acceptance of the Letter Agreement to the Company.

                  Dated at __________, __________, on this _____ day of May, 2009.

________________________________________________________________________________________
Name of Subscriber - please print

By:                                                               Official Capacity or Title - please print

________________________________________________________________________________________
Signature of Subscriber

________________________________________________________________________________________
Please print name of individual whose signature appears above if different than the Subscriber

Subscribers Address:
Subscriber’s Telephone Number:
Subscriber’s Facsimile Number:
Subscriber’s E-mail address:

THE SUBSCRIBER MUST COMPLETE AND SIGN ATTACHMENT “I” AND CHECK THE APPROPRIATE BOX (ES) SET FORTH IN SECTIONS 4.1 AND 4.2 OF THE AGREEMENT.

IF THE SUBSCRIBER IS A U.S. RESIDENT AND HAS A REPRESENTATIVE, THE REPRESENTATIVE MUST COMPLETE AND SIGN ATTACHMENT “II” IMMEDIATELY FOLLOWING ATTACHMENT “I”.

                  Acceptance by the Company:

                  OMNICITY CORP hereby accepts the above subscription by the Subscriber on this _____day of May, 2009.

The COMMON SEAL of	)
OMNICITY CORP	)
the Company herein,	)
was hereunto affixed in the presence of:	)	(C/S)
)
)
)
Authorized Signatory	)

Attachment “I”

TO THE PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT OF OMNICITY CORP

SUBSCRIBER’S SUITABILITY QUESTIONNAIRE

                  In addition to the covenants, representations and warranties contained in the “Private Placement Subscription Agreement” of the Company, to which this Attachment “I” – “Subscriber’s Suitability Questionnaire” is attached, the undersigned Subscriber covenants, represents and warrants to the Company as follows.

                  Name of Subscriber: ______________________________.

                  Instructions: This “Subscriber’s Suitability Questionnaire” (the “Questionnaire”) is being provided to each potential subscriber (each a “Subscriber”) who has indicated an interest in acquiring “Shares” in the capital stock of OMNICITY CORP, a Nevada corporation (the “Company”). The purpose of this Questionnaire is, in part, to allow the Company to have complete information about the Subscriber and, in addition, to assure the Company that it may rely on, if applicable, the exemption from the registration requirements under the United States Securities Act of 1933, as amended (the “U.S. Act”), afforded by Section 4(2) of the U.S. Act and “Rule 501” and “Rule 506” of “Regulation D” promulgated thereunder (the “Regulation”). The Regulation requires that, in order for an issuer, such as the Company, of securities, such as the Shares, to rely on the exemption afforded thereby, the Company may only sell the Shares to “Accredited Investors”. Eligibility is determined, among other things, by the ability of the Subscriber either alone or with his representative to evaluate the merits and risks of an investment in the Shares, based on his knowledge and experience in financial and business matters, or by certain financial criteria.

                  If the answer to any question is “None” or “Not Applicable” please so state. If you are acting as agent for a corporation, partnership, trust or other entity, any reference to the term “you” shall mean such corporation, partnership, trust or other entity.

                  Your answers will at all times be kept strictly confidential. However, by signing this Questionnaire the Subscriber agrees that the Company may present this Questionnaire to such parties as may be appropriate if called upon to verify the information provided or to establish the availability of an exemption from registration of the private placement under the federal or state securities laws or if the contents are relevant to issue in any action, suit or proceeding to which the Company is a party or by which it is or may be bound. A false statement by the Subscriber may constitute a violation of law, for which a claim for damages may be made against the Subscriber and, if applicable, its representative. Otherwise, your answers to this Questionnaire will be kept strictly confidential.

                  This Questionnaire does not constitute an offer of Shares by the Company, but is merely a request for information.

                  Please complete the following Questionnaire fully, attaching additional sheets if necessary.

1.               Individuals

                  Please complete the following information if you are investing as an individual or jointly with another individual:

                    Name: ___________________________________________________________________.

                    Spouse’s full name, if jointly held: ______________________________________________.

                    Date of birth:______________________________________________________________.

                    Citizenship: _______________________________________________________________.

                    Permanent home address: _____________________________________________________
                                                            _____________________________________________________.

                    Marital status: ______________________________________________________________.

                    Address for notices: _________________________________________________________

                                                        _________________________________________________________.

                    Home telephone number: ______________________________________________________.

                    Business telephone number: ____________________________________________________.

                    Social security or tax identification number: ________________________________________.

                    Occupation or profession: ______________________________________________________.

                    Are you purchasing Units for your own account?

                    Yes  _________          No  _________

                    If you are not purchasing Units for your own account, please complete the following:

(a)	capacity in which you are acquiring Shares (e.g., agent, representative, administrator, trustee, etc.)

.

(b)	name, address and home and business telephone numbers of person(s) you represent:

.

(c)	Please attach evidence of authority authorizing you to represent each person.

2.               Corporations and other entities (All others please skip to Item 3 below)

                  Please complete the following information if you are investing as a corporation, partnership, trust or other entity:

                    Name and address of entity:_____________________________________________________
                                                                   ______________________________________________________ .

                    State and year of organization: ___________________________________________________
                                                                        ____________________________________________________ .

                    Employer identification number: _________________________________________________.

                    Business activities: ___________________________________________________________
                                                        _________________________________________________________ .

(a)	Has the corporation, partnership, trust or other entity been formed for the specific purpose of acquiring Shares?

Yes  _________          No  _________

(b)	Does the corporation, partnership, trust or other entity have total assets in excess of $5,000,000?

Yes  _________          No  _________

(c)	Has the corporation, partnership, trust or other entity been in existence for less than 90 days prior to the date hereof?

Yes  _________          No  _________

(d)	Indicate the number of shareholders, partners, beneficiaries or other holders of beneficial interest of the corporation, partnership, trust or other entity: .

(e)

Does the Subscriber, any relative, spouse or relative of the Subscriber who has the same residence as the Subscriber and any trust or estate described in question “(f)” immediately hereinbelow collectively hold more than 50% of the equity securities (excluding directors’ qualifying shares) or equity interests of the investing corporation, partnership or other entity?

Yes  _________          No  _________

(f)

Do the Subscriber and the persons and entities specified in question “(e)” immediately hereinabove above collectively hold more than 50% of the beneficial interest (excluding contingent interests) of the investing trust or estate?

Yes  _________          No  _________

3.                All subscribers

Please answer each of the following questions:

For purposes of this Questionnaire the following definitions shall apply:

(i)

“income” shall mean adjusted gross income as reported for federal tax purposes reduced by (a) any deduction for long term capital gain, (b) any deduction for depletion, (c) any exclusion for interest and (d) any losses allocated to purchaser as an individual; and

(ii)

“net worth” shall mean the total assets in excess of liabilities, as determined in accordance with generally accepted accounting principles, except that if any such assets have been depreciated, then the amount of the depreciation regarding any particular asset may be added to the depreciated cost of that asset to determine total assets; provided, however, that the amount of any such depreciation may be added only to the extent that the amount resulting after adding such depreciation does not exceed the fair market value of that asset.

(a)	Is your net worth, excluding the value of your principal residence, home furnishings and automobiles, more than $200,000?

Yes  _________          No  _________

(b)	Is your net worth, jointly with your spouse and inclusive of the value of your principal residence, home furnishings and automobiles, at least $1,000,000?

Yes  _________          No  _________

(c)	If you are acquiring Shares as an individual, has your income from all sources exceeded $200,000 in each of the two years preceding the date you will sign this Questionnaire?

Yes  _________          No  _________

(d)

If you are acquiring Shares as an individual, did you and your spouse have joint income from all sources exceeding $300,000 in each of the two years preceding the date you will sign this Questionnaire?

Yes  _________          No  _________

(e)

If you are acquiring Shares as an individual and have had income from all sources of $200,000 for each of the two years preceding the date you will sign this Questionnaire, or you and your spouse have had joint income of $300,000 for each of the two years preceding the date you will sign this Questionnaire, do you reasonably expect your joint income from all sources to be equal to or exceed such amounts for the current year?

Yes  _________          No  _________

(f)	As a non-accredited investor, you have an individual or joint income in the prior two years and a projected income for the current year as follows:

2006 $__________; 2007 $__________; 2008 $__________

(g)	Do you anticipate that your current amount of income will change in the foreseeable future?

Yes  _________          No  _________

If so, when, why and to what amount will that income change?

___________________________________________________________

___________________________________________________________

(h)	Does your proposed acquisition of Shares exceed:

____ 10% of your net worth (excluding home, furnishings and automobiles)?

____ 20% of your net worth (excluding home, furnishings and automobiles)?

(i)	Do you have a prior close business or personal relationship with the Company or any of its officers, directors or principal (10% or more) shareholders?

Yes  _________          No  _________

If “Yes,” please describe the nature of the relationship:

________________________________________________________________
_______________________________________________________________.

(j)	Are you aware that the proposed offering of Shares is intended to be a long-term investment?

Yes  _________          No  _________

(k)

Please indicate the general, business or professional education and degrees received by you (or, if the Subscriber is a corporation, partnership, trust or other entity, by the person completing this Questionnaire on its behalf).

School	Degree	Year Received

.

(l)	Investment experience:

(i)	Frequency of investment in market securities:

Often  _____   Occasionally  _____   Seldom  _____   Never  _____

(ii)	Frequency of investment in commodities futures:

Often  _____   Occasionally  _____   Seldom  _____   Never  _____

(iii)	Frequency of investment in options:

Often  _____   Occasionally  _____   Seldom  _____   Never  _____

(iv)	Frequency of investment in options:

Often  _____   Occasionally  _____   Seldom  _____   Never  _____

(v)	Frequency of investment in securities purchased on margin:

Often  _____   Occasionally  _____   Seldom  _____   Never  _____

(vi)	Have you purchased securities sold in reliance on the private offering exemptions from registration pursuant to the U.S. Act or any state laws during the past three years?

Yes  _________          No  ________

If you answered “Yes,” please provide the following information:

	Nature of	Business	Total amount
Year	Security	of issuer	invested

.

(m)	Please describe your principal business activities (or the business activities of the corporation, partnership, trust or entity) during the past five years:

(n)	Have you previously invested in a development stage company?

Yes  _________          No  _________

(o)	Do you believe you have sufficient knowledge and experience in financial and business affairs that you can evaluate the merits and risks of a purchase of Shares?

Yes  _________          No  _________

(p)	Do you believe you have sufficient knowledge of investments in general, and investments similar to a purchase of Shares in particular, to evaluate the risks associated with a purchase of Shares?

Yes  _________          No  _________

(q)

(1)	In evaluating the merits and risks of this investment, do you intend to rely upon the advice of a representative (the “Representative”)?

Yes  _________          No  _________

If you answered “Yes,” please identify such person and indicate his or her business address and telephone number. Any person offering such advice must complete and return one copy of the “Subscriber’s Representative Questionnaire” which immediately follows this Questionnaire.

.

(2)

You hereby acknowledge that the Representative identified above, if any, may receive a sales commission or other compensation in connection with your acquisition of Shares (if permitted by state and federal securities laws), and that you have been informed that you will receive written notification of such amounts to be paid before acceptance of this subscription.

(r)	Will any of the money you will use to acquire the Shares be borrowed from lenders outside of the United States of America?

Yes  _________          No  _________

(s)

Do you understand that there will be substantial restrictions on your ability to resell any Shares you acquire and that, in any event, you will not be able to resell any Shares acquired unless an exemption from registration or qualification is available pursuant to the U.S. Act and the securities laws of the various states and other appropriate jurisdictions.

Yes  _________          No  _________

                  You hereby acknowledge that the foregoing statements are true and accurate to the best of your information and belief and that you will promptly notify the Company of any changes in the foregoing answers. You further acknowledge that you have requested and hereby authorize the individual named in question “(p)” hereinabove, if any, to act as your Representative in connection with the evaluation of the merits and risks of a prospective acquisition of Shares by you (or the acquiring corporation, partnership, trust or other entity) and you have read and understood the Subscriber’s Representative Questionnaire delivered to you herewith.

                  Dated at __________, __________, on this _____ day of __________, 2009.

___________________________________________________________
Name of Subscriber - please print

By:                                Official Capacity or Title - please print

___________________________________________________________
Signature of Subscriber

___________________________________________________________
Please print name of individual whose signature appears above if different than the Subscriber

Subscribers Address:
Subscriber’s Telephone Number:
Subscriber’s Facsimile Number:

Subscriber’s E-mail address:

Attachment “II”

TO THE PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT OF OMNICITY CORP

SUBSCRIBER’S REPRESENTATIVE QUESTIONNAIRE

                  In addition to the covenants, representations and warranties contained in the “Private Placement Subscription Agreement” of the Company, to which this Attachment “II” – “Subscriber’s Representative Questionnaire” is attached, the undersigned Subscriber and its Representative covenants, represents and warrants to the Company as follows.

                  Name of Subscriber: __________________________________________________.

                  Instructions: This “Subscriber’s Representative Questionnaire” (the “Questionnaire”) is being sent to each potential subscriber who has indicated an interest in purchasing “Shares” in the capital stock of OMNICITY CORP, a Nevada corporation (the “Company”). The purpose of this Questionnaire is, in part, to allow the Company to have complete information about the subscriber and, in addition, to assure the Company that it may rely on, if applicable, the exemption from the registration requirements under the United States Securities Act of 1933, as amended (the “U.S. Act”) afforded by “Regulation D” promulgated thereunder (the “Regulation”). The Regulation requires that, in order for an issuer, such as the Company, of securities, such as the Shares, to rely on the exemption afforded thereby, the Company may only sell the Shares to “Accredited Investors”. Eligibility is determined, among other things, by the ability of the Subscriber either alone or with his representative (herein the “Representative”) to evaluate the merits and risks of an investment in the Shares, based on his knowledge and experience in financial and business matters, or by certain financial criteria.

                  If the answer to any question is “None” or “Not Applicable” please so state.

                  Your answers will at all times be kept strictly confidential. However, by signing this Questionnaire, the Representative agrees that the Company may present this Questionnaire to such parties as may be appropriate if called upon to verify the information provided or to establish the availability of an exemption from registration of the private placement under the federal or state securities laws or if the contents are relevant to issue in any action, suit or proceeding to which the Company is a party or by which it is or may be bound. A false statement by the Representative may constitute a violation of law, for which a claim for damages may be made against the Representative and, if applicable, the Subscriber.

                  This Questionnaire does not constitute an offer of Shares by the Company, but is merely a request for information.

                  Please complete the following Questionnaire fully, attaching additional sheets if necessary.

1.	Name:	.
	Age:	.
Business Address:
.
	Telephone Number:	.

2.              Present occupation or position, indicating period of such practice or employment and field of professional specialization, if any:

________________________________________________________________
_______________________________________________________________.

3.              List any business or professional education, including degrees received, if any.

________________________________________________________________
_______________________________________________________________.

4.              Have you had prior experience in advising clients with respect to investments of this type?

Yes  _________          No  _________

5.              List any professional licenses or registrations, including bar admissions, accounting certifications, real estate brokerage licenses, and SEC or state broker-dealer registrations held by you.

________________________________________________________________
_______________________________________________________________.

6.              Describe generally any business, financial or investment experience that would help you to evaluate the merits and risks of this investment.

________________________________________________________________
_______________________________________________________________.

7.              State how long you have known the Subscriber and in what capacity.

________________________________________________________________
_______________________________________________________________.

8.              Except as set forth in subparagraph (a) below, neither I nor any of my affiliates have any material relationship with the above-noted Company, its directors, officers, shareholders or attorneys; no such material relationship has existed at any time during the previous two years; and no such material relationship is mutually understood to be contemplated.

(a)

.

(b)	If a material relationship is disclosed in subparagraph (a) above, indicate the amount of compensation received as a result of such relationship.

.

9.               In advising the Subscriber in connection with Subscriber’s prospective investment in the Company, I will be relying in part on the Subscriber’s own experience in certain areas.

Yes  _________          No  _________

10.             In advising the Subscriber in connection with the Subscriber’s prospective investment in the Company, I will be relying in part on the expertise of an additional representative or representatives.

Yes  _________          No  _________

                   If “Yes,” give the name and address of such additional representative or representatives.

________________________________________________________________
_______________________________________________________________.

                   I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions, and I represent and warrant to the Company as follows:

(a)	I am acting as Representative for the Subscriber in connection with the Subscriber’s prospective investment in the Company;

(b)

the answers to the above questions are complete and correct and may be relied upon by the Company in determining whether the offering in connection with which I have executed this Questionnaire is exempt from registration under the U.S. Act pursuant to the Regulation or otherwise;

(c)	I will notify the Company immediately of any change in any statement made herein occurring prior to the closing of any purchase by the Subscriber of an interest in the proposed investment;

(d)

I am not an affiliate, director, officer or other employee of the Company or any of its subsidiaries or affiliates or a beneficial owner of 10% or more of any class of the equity securities of the Company or any of its subsidiaries or affiliates;

(e)

I have disclosed to the Subscriber in writing, prior to the Subscriber’s acknowledgment of me as his/her Representative, any material relationship with the Company or its affiliates disclosed in answer to Question 8 above; and

(f)

I personally (or together with the Subscriber or the additional representative or representatives indicated above) have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the Subscriber’s prospective investment in the Company.

                  Dated at __________, __________, on this _____ day of __________, 2009.

__________________________________________
Name of Representative - please print

__________________________________________
Signature of Representative

__________

PRIVATE PLACEMENT
SUBSCRIPTION AGREEMENT

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

PRIVATE PLACEMENT OFFERING

To:	OMNICITY CORP (the “Company”), with an address for notice and delivery located at 720 N. Rangeline Road, Carmel, Indiana 46032

                   The Company is offering (collectively, the “Offering”), on a private placement basis, common shares of the Company (each a “Share”) to eligible investors (each such an investor who subscribes to this Offering by this document is hereinafter referred to as the “Subscriber”). The within private placement Offering of Shares by the Company is not subject to any minimum subscription, and is made only in connection with the acquisition by Omnicity, Incorporated of the Subscriber’s interest in Rushville Internet Services, LLC (“Rushville Internet”). The Company offers, and the Subscriber accepts, the Shares on the terms and conditions as set forth in this Subscription Agreement (the “Agreement”).

Article 1
SUBSCRIPTION FOR SHARES

1.1              Subscription for Shares. Based upon the hereinafter terms, conditions, representations, warranties and covenants given by each party to the other, the Subscriber hereto hereby irrevocably subscribes for and agrees to acquire the Shares of the Company set forth on the Signature Page/Subscriber Statement at the beginning of this Agreement, for aggregate consideration (the “Subscription Price”) as set forth on the Signature Page/Subscriber Statement at the beginning of this Agreement.

1.2              Acceptance of subscription. The Company, upon acceptance by its Board of Directors (the “Board”) of this Subscription Agreement, agrees to issue the Shares, as fully paid and non-assessable, and as consideration for the Subscriber’s subscription.

1.3              Other financings. The issuance of the Shares and the terms of this Offering will not restrict or prevent the Company from obtaining any other financing or from issuing additional securities or rights during the period within which the Offering is being conducted.

1.4 Subscriber’s eligibility for subscription. The Subscriber acknowledges and warrants (and has made diligent inquiries to so determine or has the sophistication and knowledge to know the Subscriber’s status without concern of error), on which the Company relies, that the Subscriber is acquiring the Shares on a private basis and without infraction of or impedance by his domicile laws due to one or more of the following:

(a)

the Subscriber is an eligible and exempt investor under the laws of the Subscriber’s domicile by either being a person who complies with exemptions from prospectus requirements or is otherwise exempt by virtue of the Subscriber’s wealth, income and investment knowledge or capacity; or

(b)	the Subscriber is subscribing for a value in Shares constituting an exempt investment under the laws of the Subscriber’s domicile; or

(c)	the Subscriber’s domicile laws do not restrict investment; and

(d)

where the Subscriber has completed the appropriate portions of this Agreement and its related Appendices and the completion of the same, whether signed or not, constitute a true and accurate statement by the Subscriber.

1.5              Risks of subscription. The Subscriber acknowledges that no party independent of the Company has made or will make any opinion or representations on the merits or risks of an investment in any of the Shares unless sought out by the Subscriber; which the Subscriber is encouraged to do. The Subscriber is aware that this investment is a speculative and risky investment; the Subscriber warrants that it could tolerate the full loss of the investment without significant or material impact on the Subscriber’s financial condition and the Subscriber waives all claim or liability of the Company for any loss in value of this investment.

Article 2
METHOD OF SUBSCRIPTION AND ACCEPTANCE BY THE COMPANY

2.1              Method of subscription. It is hereby acknowledged and agreed by the parties hereto that any subscription for Shares shall be made by the Subscriber by delivering to the Company, at 720 N. Rangeline Road, Carmel, Indiana 46032 an originally executed and completed copy of this Agreement and all applicable Appendices hereto together with an executed Letter Agreement wherein Subscriber sales his/her/its ownership interest in Rushville Internet to Omnicity, Incorporated in exchange for the Shares.

2.2.              Securities issued at different prices and characteristics. The Subscriber acknowledges that the Company will issue its securities at different prices which may occur sequentially, from time-to-time, or at the same time and prices in the future may be lower than now. The Company will also issue offerings which have warrants, or other benefits, attached and some offerings which do not. Not all subscribers will receive common shares, or other share classes, of the Company at the same price and such may be issued at vastly different prices to that of the Subscriber. For example, but without limitation, the Company will or may issue securities for developmental assets (which cannot be valued and so may be assigned a nominal value on the Company’s books) or for services or to attract expertise or management talent or other circumstances considered advisable by the Board. Such issuance at different prices are made by the Board in its judgment as to typical structuring for a company such as the Company, to incentivize, reward and to provide a measure of developmental control, to acquire assets or services which the Board considers necessary or advisable for the Company’s development and success and other such considerations in the Board’s judgment. The Company may or will acquire debt and/or equity financings in the future required or advisable, as determined by the Board, in the course of the Company’s business development. The Subscriber acknowledges these matters, understands that the Subscriber’s investment is not necessarily the most advantageous investment in the Company and authorizes the Board now and hereafter to use its judgment to make such issuances whether such issuances are at a lesser, equal or greater price than that of the Subscriber and whether such is prior to, concurrent with or subsequent to the Subscriber’s investment herein.

2.3              Delivery of Share certificates. The Company, within 90 calendar days of the Acceptance by its Board of this Subscription Agreement, agrees to deliver to the Subscriber a Share certificate for the accepted number of Shares acquired by the Subscriber under this Subscription Agreement and registered in the name of the Subscriber.

Article 3
INVESTMENT SUBSCRIPTION TERMS, CORPORATE DISCLOSURE AND GENERAL
SUBSCRIBER AND COMPANY ACKNOWLEDGEMENTS AND WARRANTIES

3.1              Description of the Shares. The Company is issuing Shares to enable the acquisition by Omnicity, Incorporated of the Subscribers ownership interest in Rushville Internet. The Shares are a part of the common shares of the Company presently authorized. Copies of the constating documents of the Company describing the common shares and the rights of shareholders are available upon request.

3.2              Release of liability and indemnity. The Subscriber acknowledges and agrees that, in consideration, in part, of the Company’s within Acceptance of this subscription, the Subscriber hereby does hereby release, remise and forever discharge each of the Company and its respective subsidiaries, directors, officers, employees, attorneys, agents, executors, administrators, successors and assigns and the Company’s Counsel, of and from all manner of action and actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, claims, damages and demands, whether known or unknown, suspected or unsuspected and whether at law or in equity, which against either of the Company and/or any of its respective subsidiaries, directors, officers, employees, attorneys, agents, executors, administrators, successors and assigns and the Company’s Counsel, the Subscriber ever had, now has, or which any of the Subscriber’s respective successors or assigns, or any of them hereafter can, shall or may have by reason of any matter arising from the within subscription or the use of funds or the operation of the Company (collectively, the “Release”) except only for gross negligence or fraud (and such shall constitute only objective willful act of objective material wrongdoing). The Subscriber shall hold harmless and indemnify the Company from and against, and shall compensate and reimburse the same for, any loss, damage, claim, liability, fee (including reasonable attorneys’ fees), demand, cost or expense (regardless of whether or not such loss, damage, claim, liability, fee, demand, cost or expense relates to a third-party claim) that is directly or indirectly suffered or incurred by the Company, or to which the Company becomes subject, and that arises directly or indirectly from, or relates directly or indirectly to, any inaccuracy in or breach of any representation, warranty, covenant or obligation of the Subscriber contained in this Agreement. This Release is irrevocable and will not terminate in any circumstances.

3.3              The Subscriber’s understandings and acknowledgments. The Subscriber hereby acknowledges and agrees that:

(a)

Further financings: the Company may issue further offerings similar to the within Offering which may be at higher or lower prices (as determined by the Company in accordance with its appreciation of market conditions). The Company may, and will, acquire debt and/or equity financings in the future required or advisable in the course of the Company’s business development;

(b)	Withdrawal or revocation: this Agreement is given for valuable consideration and shall not be withdrawn or revoked by the Subscriber once tendered to the Company with the Subscription Price;

(c)

Agreement to be bound: the Subscriber hereby specifically agrees to be bound by the terms of this Agreement as to all particulars hereof and hereby reaffirms the acknowledgments, representations and powers as set forth in this Agreement;

(d)

Reliance on Subscriber’s representations: the Subscriber understands that the Company will rely on the acknowledgments, representations and covenants of the Subscriber contained herein in determining whether a sale of the Shares to the Subscriber is in compliance with applicable securities laws. The Subscriber warrants that all acknowledgments, representations and covenants are true and accurate; and

(e)

Waiver of pre-emptive rights: the Subscriber hereby grants, conveys and vests unto the President of the Company, or unto such other nominee or nominees of the President of the Company as the President of the Company may determine, from time to time, in the President’s sole and absolute discretion, as the Subscriber’s power of attorney solely for the purpose of waiving any prior or pre- emptive rights which the Subscriber may have to further issues of equity by the Company under applicable corporate and securities laws.

3.4              The Subscriber’s representations and warranties. The Subscriber hereby represents and warrants that:

(a)	Experience: the Subscriber has the requisite knowledge and experience in financial and business matters for properly evaluating the risks of an investment in the Company;

(b)	Information: the Subscriber has received all information regarding the Company reasonably requested by the Subscriber;

(c)	Risk: the Subscriber understands that an investment in the Company involves certain risks of which the Subscriber has taken full cognizance, and which risks the Subscriber fully understands;

(d)

Adequacy of information: the Subscriber has been given the opportunity to ask questions of, and to receive answers from, the Company concerning the terms and conditions of the Offering and to obtain additional information necessary to verify the accuracy of the information contained in the information described in paragraph (e) above, or such other information as the Subscriber desired in order to evaluate an investment in the Company;

(e)

Residency: the residence of the Subscriber as set forth hereinbelow is the true and correct residence of the Subscriber and the Subscriber has no present intention of becoming a resident or domiciliary of any other jurisdiction;

(f)	Independent investigation: in making a decision to invest in the Company the Subscriber has relied solely upon independent investigations made by the Subscriber;

(g)

Principal: the Subscriber is purchasing the Shares as principal for the Subscriber’s own account and not for the benefit of any other person, except as otherwise stated herein, and not with a view to the resale or distribution of all or any of the Shares;

(h)

Decision to purchase: the decision of the Subscriber to enter into this Agreement and to purchase Shares pursuant hereto has been based only on the representations of this Agreement. It is not made on other information relating to the Company and not upon any oral representation as to fact or otherwise made by or on behalf of the Company or any other person. The Subscriber agrees that the Company assumes no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of any business plan information which has been created based upon the Company’s management experience. In particular, and without limiting the generality of the foregoing, the decision to subscribe for Shares has not been influenced by:

(i)	newspaper, magazine or other media articles or reports related to the Company or its business;

(ii)	promotional literature or other materials used by the Company for sales or marketing purposes; or

(iii)

any representations, oral or otherwise, that the Company will become a listed company, that any of the Shares will be repurchased or have any guaranteed future realizable value or that there is any certainty as to the success of the Company or the liquidity or value of any of the Shares;

(i)

Advertisements: the Subscriber acknowledges that the Subscriber has not purchased Shares as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(j)

Information not received: the Subscriber has not received, nor has the Subscriber requested, nor does the Subscriber have any need to receive, any offering memorandum or any other document (other than financial statements or any other document the content of which is prescribed by statute or regulation) describing the business and affairs of the Company which has been prepared for delivery to, and review by, prospective subscribers in order to assist them in making an investment decision in respect of the Shares, and the Subscriber has not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Shares;

(k)

Information received: the Subscriber has had access to such additional information, if any, concerning the Company as the Subscriber has considered necessary in connection with the Subscriber’s investment decision to acquire the Shares;

(l)	Satisfaction with information received: the Subscriber acknowledges that, to the Subscriber’s satisfaction:

(i)	the Subscriber has either had access to or has been furnished with sufficient information regarding the Company and the terms of this investment transaction to the Subscriber’s satisfaction;

(ii)

the Subscriber has been provided the opportunity to ask questions concerning this investment transaction and the terms and conditions thereof and all such questions have been answered to the Subscriber’s satisfaction; and

(iii)	the Subscriber has been given ready access to and an opportunity to review any information, oral or written, that the Subscriber has requested concurrent with or as a part of this Agreement;

(m)

Economic risk: the Subscriber has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the Subscriber’s investment in and to the Shares, and the Subscriber is able to bear the economic risk of a total loss of the Subscriber’s investment in and to any of the Shares;

(n)

Speculative investment: the Subscriber understands that an investment in the Shares is a speculative investment and that there is no guarantee of success of the Company’s management’s plans. Management’s plans are an effort to apply present knowledge and experience to project a future course of action which is hoped will result in financial success employing the Company’s assets and with the present level of management’s skills and of those whom the Company will need to attract (which cannot be assured). Additionally, all plans are capable of being frustrated by new or unrecognized or unappreciated present or future circumstances which can typically not be accurately, or at all, predicted;

(o)

Address: the Subscriber is resident as set out on the front page of this Agreement as the “Subscriber’s Address”, and the address as set forth on the front page of this Agreement is the true and correct address of the Subscriber;

(p)

Risk and resale restriction: the Subscriber is aware of the risks and other characteristics of the Shares and of the fact that the Subscriber will not be able to resell the Shares except in accordance with the applicable securities legislation and regulatory policy;

(q)	Representations as to resale: no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Shares;

(ii)	that any person will refund the purchase of any of the Shares;

(iii)	as to the future price or value of any of the Shares; or

(iv)

that any of the Shares will be listed and posted for trading on any stock exchange, over-the-counter or bulletin board market, or that application has been made to list and post any of the Shares for trading on any stock exchange, over-the-counter or bulletin board market; and

the Subscriber will not resell any of the Shares except in accordance with the provisions of applicable securities legislation and stock exchange, over-the- counter and/or bulletin board market rules;

(r)

Reports and undertakings: if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute and otherwise assist the Company in filing such reports, undertakings and other documents as may be reasonably required with respect to the issue of the Shares;

(s)

Resale restrictions: the Subscriber has been independently advised as to the applicable hold period imposed in respect of the Shares by securities legislation in the jurisdiction in which the Subscriber’s resides and confirms that no representation has been made respecting the applicable hold periods for the Shares and is aware of the risks and other characteristics of the Shares and of the fact that the Subscriber may not be able to resell the Shares except in accordance with the applicable securities legislation and regulatory policy;

(t)	Age of majority: the Subscriber, if an individual, has attained the age of majority and is legally competent to execute this Agreement and to take all actions required pursuant hereto;

(u)

Authorization and formation of Subscriber: the Subscriber, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold the Shares, and such entity has not been formed for the specific purpose of acquiring Shares in this issue. If the Subscriber is one of the aforementioned entities it hereby agrees that, upon request of the Company, it will supply the Company with any additional written information that may be requested by the Company. In addition, the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms of and provisions of any law applicable to, or the constating documents, if a corporation, of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber may be bound;

(v)	Legal obligation: this Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber;

(w)

Legal and tax consequences: the Subscriber acknowledges that an investment in the Shares of the Company may have tax consequences to the Subscriber under applicable law, which the Subscriber is solely responsible for determining, and the Subscriber also acknowledges and agrees that the Subscriber is responsible for obtaining its own legal and tax advice;

(x)

Compliance with applicable laws: the Subscriber knows of no reason (and is sufficiently knowledgeable to determine the same or has sought legal advice) why the delivery of this Agreement, the acceptance of it by the Company and the issuance of the Shares to the Subscriber will not comply with all applicable laws of the Subscriber’s jurisdiction of residence or domicile, and all other applicable laws, and the Subscriber has no reason to believe that the Subscriber’s subscription hereby will cause the Company to become subject to or required to comply with any disclosure, prospectus or reporting requirements or to be subject to any civil or regulatory review or proceeding. In addition, the Subscriber will comply with all applicable securities laws and will assist the Company in all reasonable manner to comply with all applicable securities laws;

(y)

Encumbrance or transfer of Shares: The Subscriber will not sell, assign, gift, pledge or encumber in any manner whatsoever any of the Shares herein subscribed for without the prior written consent of the Company and in accordance with applicable securities legislation;

(z)

Finders’ fees: the Subscriber has not retained, employed or introduced any broker, finder or other person who would be entitled to a brokerage commission or finder’s fee arising out of the transactions contemplated hereby;

(aa)	Additional Subscriber acknowledgements: the Subscriber also acknowledges (on its own behalf and, if applicable, on behalf of those for whom the Subscriber is contracting hereunder) as set forth below:

(i)

it has been furnished with all information, financial and otherwise, concerning the business, affairs and financial position of the Company necessary to make an informed decision to purchase the Shares and the Subscriber agrees that such information has not been furnished pursuant to any form of written material which is, or may be construed as, an offering memorandum as that term is defined in the securities legislation of any State of the United States, the securities legislation in the jurisdictions in which the Company is incorporated and conducts business and the securities legislation in the jurisdiction in which the Subscriber is resident (collectively, the “Applicable Securities Legislation” herein) as such legislation is from time to time amended, and the regulations and rules prescribed thereto;

(ii)	the issue of the Shares will be made pursuant to exemptions from the registration and prospectus requirements of the Applicable Securities Legislation and therefore:

(A)

the Subscriber may be restricted from using certain of the civil remedies available under such legislation and certain protections, rights and remedies provided in such legislation, including statutory rights of rescission or damages, may not be available to the Subscriber;

(B)	the Subscriber may not receive information that might otherwise be required to be provided to the Subscriber under such legislation;

(C)	the Company may be relieved from certain obligations that would otherwise apply under such legislation;

(D)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(E)	there is no government or other insurance covering the Shares; and

(F)	there are risks associated with the purchase of the Shares;

(iii)

no prospectus has been filed by the Company with any regulatory authority in connection with the issuance of the Shares and the Company has already issued or may issue shares for significantly lesser consideration per share than is being paid by the Subscriber for Shares hereunder;

(iv)

the sale and delivery of the Shares to the Subscriber or to any subscriber on whose behalf the Subscriber is contracting is conditional upon such sale being exempt from the requirement to file a prospectus or to prepare and deliver an offering memorandum under any applicable legislation relating to the sale of the Shares or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or preparing and delivering an offering memorandum;

(v)

the Company may be required to provide applicable securities regulatory authorities with a list setting forth the identities of the beneficial purchasers of the Shares and the Subscriber acknowledges and agrees that the Subscriber will provide, on request, particulars as to the identity of such beneficial purchasers as may be required by the Company in order to comply with the foregoing; and

(vi)

the Subscriber (or others for whom the Subscriber is contracting hereunder) has been advised to consult its own legal advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions and the Subscriber (or others for whom the Subscriber is contracting hereunder) is solely responsible, and the Company is not in any way responsible, for compliance with applicable resale restrictions;

(ab)

Additional Subscriber covenants and agreements: the Subscriber further covenants and agrees that the Company will also rely upon the following covenants and agreements in determining whether or not to accept this subscription under all Applicable Securities Legislation:

(i)

the Subscriber acknowledges and consents to the collection and retention by the Company of certain information, including personal information, regarding the Subscriber and the Subscriber’s subscription, including the Subscriber’s name, address, telephone number and e-mail address, the number of Shares acquired and any control persons of the Subscriber. The Subscriber acknowledges and agrees that this information will be retained on the share register of the Company which may be available for inspection by the public. The Subscriber further consents and agrees to the release of this information to the securities regulatory authorities as required by law and regulatory policies; and

(ii)	the Subscriber agrees that this Agreement will in no way restrict the Company from obtaining further funds through the sale of equity securities of the Company or otherwise.

3.5              Company Confidential Information. The Subscriber acknowledges that the Company is presently engaged in the business of specific product research, development, production, marketing and commercialization. The Subscriber recognizes the importance of protecting the Company’s trade secrets, confidential information and other proprietary information and related rights acquired through the Company’s expenditure of time, effort and money. Therefore, in consideration of the Company permitting the Subscriber to submit this subscription and have access to Company information and/or Company confidential information otherwise coming to the Subscriber, the Subscriber agrees to be bound by the following terms and conditions:

(a)	Definitions: for all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following words and phrases shall have the following meanings:

(i)	“Confidential Information” includes any of the following:

(A)	any and all versions of the trade names, trade-mark, business plans, products, software, all Developments (as defined below) and all other matters owned or marketed by the Company;

(B)

information regarding the Company’s business operation, methods and practices, including marketing strategies, product pricing, margins and hourly rates for staff and information regarding the financial affairs of the Company;

(C)	the names of the Company’s clients and the names of the suppliers to the Company, and the nature of the Company’s relationships with these clients and suppliers; and

(D)	any other trade secret or confidential or proprietary information in the possession or control of the Company;

however, Confidential Information does not include information which is or becomes generally available to the public without the Subscriber’s fault; and

(ii)	“Developments” include all the following related to the products or business of the Company:

(A)

copyright works, software, documentation, data, designs, scripts, photographs, music, reports, flowcharts, trade-marks, specifications, source codes, product designs or formula and any related works, including any enhancements, modifications or additions to the products owned, marketed or used by the Company; and

(B)	inventions, devices, discoveries, concepts, ideas, algorithms, formulae, know-how, processes, techniques, systems and improvements, whether patentable or not;

developed, created, acquired, generated or reduced to practice by the Company or any person by or for the Company, including the Subscriber;

(b)

Maintaining confidentiality: at all times the Subscriber shall keep in strictest confidence and trust the Confidential Information. The Subscriber shall take all necessary precautions against unauthorized disclosure of the Confidential Information, and, except as required by applicable law, judicial process or regulatory investigation, the Subscriber shall not, directly or indirectly disclose, allow access to, transmit or transfer the Confidential Information to a third party, nor shall the Subscriber use, copy or reproduce the Confidential Information except as may be reasonably required for the Subscriber with the permission of the Company;

(c)

Return of Confidential Information: at the request of the Company the Subscriber shall immediately return to the Company all materials, including all copies in whatever form, containing the Confidential Information which are in the Subscriber’s possession or under the Subscriber’s control; and

(d)

No rights to Confidential Information: the Subscriber acknowledges and agrees that the Subscriber shall not acquire any right, title or interest in or to the Confidential Information. Should any interest in the Confidential Information come into the possession of the Subscriber by any means, other than specific written transfer by the Company, the Subscriber hereby assigns and transfers, now and in the future, to the Company, and agrees that the Company shall be the exclusive owner of, all of the Subscriber’s right, title and interest to any such throughout the world, including all trade secrets, patent rights, copyrights and all other intellectual property rights therein. The Subscriber further agrees to cooperate fully at all times with respect to signing further documents and doing such acts and other things required by the Company to confirm such transfer of ownership of rights. The Subscriber agrees that the obligations in this section shall continue beyond the issue of any Shares hereunder, beyond the ownership of any Shares acquired hereunder and beyond the termination of the Subscriber’s employment, engagement or association with the Company, for a period of five years from the date that the Subscriber delivers this Agreement to the Company.

3.6              Reliance on Subscriber’s representations and warranties and indemnification. The Subscriber understands that the Company will rely on the representations and warranties of the Subscriber herein in determining whether a sale of the Shares to the Subscriber is in compliance with federal and applicable state and provincial securities laws. The Subscriber hereby agrees to indemnify the Company and its affiliates and hold the Company and its affiliates harmless from and against any and all liability, damage, cost or expense (including reasonable attorney’s fees) incurred on account of or arising out of: (i) any inaccuracy in the Subscriber’s acknowledgements, representations or warranties set forth in this Agreement; (ii) the disposition of any of the Shares which the Subscriber will receive, contrary to the Subscriber’s acknowledgements, representations or warranties in this Agreement or otherwise; (iii) any suit or proceeding based upon the claim that such acknowledgments, representations or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or its affiliates; and (iv) the Subscriber’s failure to fulfill any or all of the Subscriber’s obligations herein.

3.7              Change in Subscriber’s representations and warranties. All of the information set forth hereinabove with respect to the Subscriber and including, without limitation, the acknowledgements, representations and warranties set forth hereinabove, is correct and complete as of the date hereof and, if there should be any material change in such information prior to the acceptance of this Subscription Agreement by the Company, the Subscriber will immediately furnish the revised or corrected information to the Company.

3.8              The Company’s representations and warranties. The Company hereby represents and warrants as follows and hereby acknowledges and agrees that the Subscriber will rely on the following representations and warranties in effecting the subscription contemplated hereby:

(a)

Organization and Qualification of the Company: the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or condition (financial or otherwise) of the Company;

(b)

Authority: the Company has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the Offering and the other transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the party of the Company, and no further consent or action is required;

(c)

Enforceability: this Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally;

(d)

No Conflicts: the execution, delivery and performance of this Agreement by the Company and the consummation of the Offering by the Company do not and will not conflict with or violate (i) any provision of the Articles of Incorporation or Bylaws of the Company, as amended, or (ii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company, except where such conflict or violation would not have a material adverse effect on the business, operations or condition (financial or otherwise) of the Company. No material consent, waiver, approval order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or foreign governmental authority, instrumentality, agency or commission or any third party, including a party to any material agreement with the Company, is required in connection with the execution, delivery and performance of this Agreement or the consummation of the Offering by the Company;

(e)

The Shares: The Shares have been duly authorized, and when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable. The Shares have not been issued in violation of, and are not subject to, any preemptive or subscription rights;

(f)

SEC Filings: the Company has filed all reports required to be filed by it under the U.S. Act and under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the 18 months preceding the date hereof (collectively, the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing. At the time they were filed, the SEC Reports complied in all material respects with the requirements of the U.S. Act and the Exchange Act and the rules and regulations promulgated thereunder. At the time when they were filed, none of the SEC Reports contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. The financial statements of the Company contained in the SEC Reports comply in all material respects with all applicable accounting requirements of the United States Securities and Exchange Commission (the “SEC”), were prepared in accordance with generally accepted accounting principles, and fairly present in all material respects the financial condition of the Company as of the dates thereof. The number and type of all authorized, issued and outstanding shares of capital stock of the Company is as set forth in the SEC Reports; and

(g)

Absence of Certain Changes: Since the date of the last audited financial statement contained in the SEC Reports, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), or results of operations of the Company, except as disclosed in the SEC Reports.

Article 4
UNITED STATES DECLARATIONS

4.1              Subscriber’s declarations as an “Accredited Investor” if resident in the United States. If applicable and the Subscriber is a resident of the United States, the undersigned Subscriber also warrants and certifies that the Subscriber is an “Accredited Investor”, as that term is defined in “Rule 501” of “Regulation D” promulgated under Section 4(2) of the U.S. Act, by virtue of the Subscriber’s qualification under one or more of the following categories {please check the appropriate category or categories where applicable}:

[ ]	The Subscriber is a natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds U.S. $1,000,000.

[ ]

The Subscriber is a natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with the Subscriber’s spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

[ ]

The Subscriber is a corporation, organization described in section 501(c)(3) of the United States Internal Revenue Code, Massachusetts, or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of U.S. $5,000,000.

[ ]	The Subscriber is a trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person.

[ ]	The Subscriber is a director or executive officer of the Company.

[ ]	The Subscriber is a “private business development company” as that term is defined in section 202(a) (22) of the United States Investment Advisers Act of 1940.

[ ]

The Subscriber is either: (a) a “bank” as defined in section 3(a)(2) of the U.S. Act, or a “savings and loan association or other institution” as defined in section 3(a)(5)(A) of the U.S. Act, whether acting in its individual or fiduciary capacity; or (b) a broker or dealer registered pursuant to section 15 of the United States Securities Exchange Act of 1934; or (c) an “insurance company” as defined in section 2(13) of the U.S. Act; or (d) an investment company registered under the United States Investment Company Act of 1940 or a “business development company” as defined in section 2(a)(48) of the United States Investment Company Act of 1940; or (e) a small business investment company licensed by the United States “Small Business Administration” under either of subsections 301(c) or (d) of the United States Small Business Investment Act of 1958; or (f) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of U.S. $5,000,000; or (g) an employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary as defined in section 3(21) of the United States Employee Retirement Income Security Act of 1974 which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of U.S. $5,000,000 or, if a self- directed plan, with investment decisions made solely by persons that are accredited investors.

[ ]	The Subscriber is an entity in which all of the equity owners are accredited investors under one or more of the categories set forth hereinabove.

                   In this regard the Subscriber hereby acknowledges and agrees that one of the requirements of the above-referenced exemption is that the Company and the persons involved in the offering and sale of the relevant securities; and in this case the Shares; must have reasonable grounds to believe and, in fact, believe that the Subscriber, whether alone or together with the Subscriber’s representative, if any, has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the prospective investment. As a result, and in order to be assured that the offer and sale of Shares to the Subscriber as an Accredited Investor will not result in violation of that certain exemption from the registration and prospectus delivery requirement of the U.S. Act specified by the provisions of Rule 501 and “Rule 506” of Regulation D promulgated under Section 4(2) of the U.S. Act, the Subscriber is being requested to hereby provide the Company with a completed and executed copy of the Attachment “I” – “Subscriber’s Suitability Questionnaire” which is attached hereto.

4.2              Subscriber’s declarations as a non-Accredited Investor. If applicable and the Subscriber is a resident of the United States, the undersigned Subscriber also warrants and certifies that the Subscriber is not an Accredited Investor, as that term may be interpreted in accordance with Rule 501 of Regulation D promulgated under Section 4(2) of the of the U.S. Act, however, the Subscriber also warrants and certifies that the Subscriber satisfies one or more of the following categories {please check the appropriate category or categories where applicable}:

[ ]	The Subscriber has an annual gross income of at least U.S. $50,000 and a net worth (exclusive of home, home furnishings and automobiles) of at least U.S. $100,000;

[ ]	The Subscriber has, irrespective of annual gross income, a net worth of U.S. $200,000 (determined with the same exclusions specified immediately above); or

[ ]

The Subscriber represents and warrants, in the event of sales to fiduciary accounts, that such conditions are satisfied by the fiduciary, the fiduciary account or the contributor who directly or indirectly furnished the funds for the purchase of the Shares.

                   In this regard the Subscriber hereby again acknowledges and agrees that one of the requirements of the above-referenced exemption is that the Company and the persons involved in the offering and sale of the relevant securities; and in this case the Shares; must have reasonable grounds to believe and, in fact, believe that the Subscriber, whether alone or together with the Subscriber’s representative, if any, has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the prospective investment. As a result, and in order to be assured that the offer and sale of Shares to the Subscriber as a non-Accredited Investor will not result in violation of that certain exemption from the registration and prospectus delivery requirement of the U.S. Act specified by the provisions of Rules 501 and 506 of Regulation D promulgated under Section 4(2) of the U.S. Act, the Subscriber is being requested to hereby provide the Company with a completed and executed copy of the Attachment “I” – “Subscriber’s Suitability Questionnaire” which is attached hereto.

4.3              Subscriber’s reliance on a Representative. If the Subscriber is relying upon the investment advice of a representative who has advised the undersigned in connection with this investment (the “Representative”), the undersigned believes the Representative to be sophisticated and competent in the area of investment advice and analysis and therefore capable of evaluating the risks and merits of an investment in the Shares. In this regard, if applicable, and in order to rely on Regulation D under the U.S. Act, the Subscriber is being requested to hereby provide the Company with a completed and executed copy from its Representative of the Attachment “II” – “Subscriber’s Representative Questionnaire” which is attached hereto.

Article 5
RESTRICTED SECURITIES AND REGISTRATION

5.1              No initial registration. The Subscriber acknowledges and understands that neither the sale of the Shares which the Subscriber is acquiring nor any of the Shares themselves have been registered under any Applicable Securities Legislation and, furthermore, that the Shares must be held indefinitely unless subsequently registered under Applicable Securities Legislation or an exemption from such registration is available.

5.2              Legending of the Shares. The Subscriber also acknowledges and understands that the certificates representing the Shares will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                   The Subscriber hereby consents to the Company making a notation on its records or giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer set forth and described hereinabove.

5.3              Disposition under Rule 144. The Subscriber also acknowledges and understands that:

(a)	the Shares are restricted securities within the meaning of Rule 144 promulgated under the U.S. Act;

(b)

the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of purchase and payment of the Shares by the Subscriber, and even then will not be available unless: (i) a public trading market then exists for the common stock of the Company; and (ii) other terms and conditions of Rule 144 are complied with; and

(c)	any sale of the Shares may be made by the Subscriber only in limited amounts in accordance with such terms and conditions.

                   In this regard the Subscriber further acknowledges and understands that, without in anyway limiting the acknowledgements and understandings as set forth hereinabove, the Subscriber agrees that the Subscriber shall in no event make any disposition of all or any portion of the Shares which the Subscriber is acquiring hereunder unless and until:

(a)	there is then in effect a “Registration Statement” under the U.S. Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

(b)

(i) the Subscriber shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) the Subscriber shall have furnished the Company with an opinion of the Subscriber’s own counsel to the effect that such disposition will not require registration of any such Shares under the U.S. Act and (iii) such opinion of the Subscriber’s counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Subscriber of such concurrence.

Article 6
GENERAL PROVISIONS

6.1              Address for delivery. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by delivery (electronic or otherwise) or prepaid registered mail deposited in a post office addressed to the Subscriber or the Company at the address specified in this Agreement. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the fifth calendar day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee. Either party may at any time and from time to time notify the other party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

6.2              Severability and construction. Each Article, section, sub-section, paragraph, sub-paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).

6.3              Gender and number. This Agreement is to be read with all changes in gender or number as required by the context.

6.4              Governing law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, U.S.A., and the federal laws of the United States applicable therein. Any dispute regarding matters as between the Subscriber and the Company, whether as a subscriber or shareholder and whether arising under this Agreement or pursuant to shareholder rights pursuant to the constating documents of the Company or applicable law, shall be adjudicated in the Courts of the State of Nevada, U.S.A., unless the Company shall permit otherwise.

6.5              Representation and costs. It is hereby acknowledged by each of the parties hereto that the Company’s Counsel acts solely for the Company, and, correspondingly, that the Subscriber has been required by each of the Company’s Counsel and the Company to obtain independent legal advice with respect to the Subscriber’s review and execution of this Agreement. In addition, it is hereby further acknowledged and agreed by the parties hereto that the Company’s Counsel, and certain or all of its principal owners or associates, from time to time, may have both an economic or shareholding interest in and to the Company and/or a fiduciary duty to the same arising from either a directorship, officership or similar relationship arising out of the request of the Company for certain of such persons to act in a similar capacity while acting for the Company as counsel. Correspondingly, and even where, as a result of this Agreement, the consent of each party hereto to the role and capacity of the Company’s Counsel and its principal owners and associates, as the case may be, is deemed to have been received, where any conflict or perceived conflict may arise, or be seen to arise, as a result of any such capacity or representation, each party hereto acknowledges and agrees to, once more, obtain independent legal advice in respect of any such conflict or perceived conflict and, consequent thereon, the Company’s Counsel, together with any such principal owners or associates, as the case may be, shall be at liberty at any time to resign any such position if it or any party hereto is in any way affected or uncomfortable with any such capacity or representation. Each party to this Agreement will also bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily incidental thereto, by the Company’s Counsel, shall be at the cost of the Company.

6.6              Survival of representations and warranties. The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

6.7              Counterparts. This Agreement may be signed by the parties hereto in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the execution date as set forth in this Agreement. This Agreement may also be executed and exchanged by facsimile and such facsimile copies shall be valid and enforceable agreements.

6.8              Entire Agreement and amendments. This Agreement constitutes the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings. There are no collateral agreements or understandings hereto and this Agreement, and the documents contemplated herein, constitutes the totality of the parties’ agreement. This Agreement may be amended or modified in any respect by written instrument only.

6.9              Corrections. The Subscriber hereby authorizes the Company to correct any minor errors in, or complete any minor information missing from, any of this Agreement and each of Attachment “I” – “Subscriber’s Suitability Questionnaire” and Attachment “II” – “Subscriber’s Representative Questionnaire” to this Agreement, which may be required to be completed and executed by the Subscriber and delivered to the Company in accordance with the terms and conditions of this Agreement.

6.10            Successors and assigns. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Subscriber, the Company and their respective successors and lawfully permitted assigns; provided that, except as herein provided, this Agreement shall not be assignable by any party without the written consent of the other. The benefit and obligations of this Agreement, insofar as they extend to or affect the Subscriber, shall pass with any assignment or transfer of any of the Shares in accordance with the terms of this Agreement.

                     IN WITNESS WHEREOF the parties hereto have hereunto set their respective hands and seals in the presence of their duly authorized signatories effective as at the dates as set forth in the Signature Page/Subscriber Statement at the beginning of this Agreement.

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End of Private Placement Subscription Agreement

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